SUMMARY PROSPECTUS	March 30, 2025

Q3 ALL-SEASON TACTICAL FUND Institutional Class: (QAITX) C Class: (QACTX)

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.q3allseasonfunds.com. You can also get this information at no cost by calling 1 -855-784-2399 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated March 30, 2025, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Q3 All-Season Tactical Fund (the “Tactical Fund”) seeks a positive rate of return over a calendar year regardless of market conditions.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Tactical Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Institutional Class	C Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional
	Class	C Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.58%	1.05%
Acquired Fund Fees and Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses(1)	1.74%	3.21%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.00%)	(0.11%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(1)(2)	1.74%	3.10%

(1)	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expenses Reimbursement” will not correlate to the ratio of expenses to the average net assets in the Tactical Fund’s Financial Highlights because the Fund’s Financial Highlights do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(2)	Q3 Asset Management Corporation (the “Adviser”) has contractually agreed, until March 31, 2026, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Tactical Fund; Acquired Fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Tactical Fund’s business;) to an amount not exceeding 2.94% of the C Class shares’, and 1.94% of the Institutional Class shares’, average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Tactical Fund for a period of 3 years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to March 31, 2026, this agreement may not be modified or terminated without the approval of the Tactical Fund’s Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”); provided, however, this agreement will terminate automatically as to the Tactical Fund if the Tactical Fund’s investment advisory agreement (the “Tactical Fund’s Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Tactical Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Tactical Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Tactical Fund remain the same and the contractual agreement to limit expenses remains in effect only until March 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$177	$548	$944	$2,052
C Class Shares	$313	$979	$1,669	$3,505

Portfolio Turnover

The Tactical Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Tactical Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Tactical Fund’s performance. During the most recent fiscal year, the Tactical Fund’s portfolio turnover rate was 795% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in a combination of futures contracts on long-term U.S. Treasuries and the S&P 500 or NASDAQ (“Index Futures”), and investments, in money market funds, U.S. Treasury securities, and short-term bonds (“Fixed Income Investments”). The Fund, however, may invest in exchange-traded funds (“ETFs”) and open-end mutual funds that provide exposure to broad-based U.S. equity securities indices (collectively, with Index Futures, “Portfolio Instruments”) rather than in Index Futures. Investments by the Fund in mutual funds or ETFs would be determined at the discretion of the Adviser based on several factors, including: market volatility, liquidity of trading vehicles, and trade execution costs. The percentage of the Fund’s net assets invested in futures contracts may fluctuate over time but under normal circumstances is generally expected to represent less than 10% of the Fund’s net assets based on mark-to-market values. However, the Fund’s notional exposure from derivative instruments may at times equal 100% of the Fund’s net assets. Under normal circumstances, the balance of the Fund’s net assets generally will be invested in Fixed Income Investments in an effort to generate income for the Fund.

In managing the Fund, the Adviser utilizes a tactical, systematic strategy that relies on a proprietary algorithmic model developed by the Adviser that incorporates trend analysis (the “Model”). Trend analysis refers to the concept that the market price of a particular equity securities index (“Index Market Exposure”) will often exhibit autocorrelation. That is, when the index establishes a direction, either up or down, it will tend to maintain that direction for a certain length of time, depending on market conditions. For example, if the price of a given Index Market Exposure was to increase steadily over several weeks, the Model may signal this to be a buying opportunity for that Index Market Exposure, based on the belief that the price for the Index Market Exposure is likely to continue rising. The Model also incorporates additional quantitative trading indicators that include mean-reversion, relative strength, momentum, moving averages, breakouts, and overbought/oversold conditions. Trend analysis is the primary indicator of a buying opportunity for the Fund, while the additional quantitative trading indicators confirm the existence of a buying opportunity. The additional quantitative trading indicators may be applied at the discretion of Adviser based on its assessment of the prevailing market environment.

The Model generates daily signals (“buy” or “no buy”) for a particular Index Market Exposure indicating whether or not, taking into account the existence of a market trending upward or downward on average, a trading opportunity has been identified. The Fund generally exits positions when the Model indicates that the prevailing trend for an Index Market Exposure is likely to reverse, or the volatility of the Index is elevated. When the Model’s signals prompt the Fund to divest, in whole or in part, from Portfolio Instruments, the Fund will look to other signals, such as mean -reversion, to determine if alternate equity investments are warranted. If no such equity signals trigger, the Fund will evaluate the Treasury bond market to determine if trends exist in that market. If so, the Fund may take long, or inverse positions in Treasury bond instruments. If the Treasury market is not deemed appropriate for investment, the Fund will invest in money market funds, ultra-short term bond funds or comparable investments (collectively, “Defensive Investments”) in an effort to preserve capital. The Fund typically invests in Defensive Investments, sometimes for extended periods of time, until the Model indicates “buy” signals in the equity markets.

Trades involving Portfolio Instruments may, at times, be short -term in nature depending on prevailing market conditions, which may involve active and frequent trading and high portfolio turnover. However, certain trades could span longer periods of time, depending on market conditions. At times, the Tactical Fund’s investments may be indirectly focused on one or more sectors or areas of the economy.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Tactical Fund. A Tactical Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The success of the Tactical Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Tactical Fund and there is no assurance that the Tactical Fund will achieve its investment objective. Because of the types of securities in which the Tactical Fund invests and the investment techniques the Adviser uses, the Tactical Fund is designed for investors who are investing for the long term. The Tactical Fund will be subject to the following principal risks:

Derivatives Securities Risk. The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Tactical Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.

In addition, the Tactical Fund’s use of futures contracts creates leverage, which can magnify the Funds’ potential for gain or loss and therefore amplify the effect of market volatility on the Funds’ share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Rule 18f-4 under the 1940 Act regulates a fund’s use of derivative investments and certain financing transactions. Among other conditions, Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a fund’s net assets), it will not be subject to the full requirements of Rule 18f-4.

The Fund’s use of derivatives or derivatives transactions may expose it to various risks, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk, and legal risk. Leverage occurs when the Fund uses derivatives (such as futures contracts), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund’s initial investment. The use of leverage magnifies changes in the Fund’s net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage may lower the Fund’s overall returns. There can be no guarantee that the Fund’s use of leverage will be successful. Market risk generally refers to risk from potential adverse market movements in relation to a Fund’s derivatives transactions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures. Counterparty risk generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its contractual obligations under the transaction, and the related risks of having concentrated exposure to such a counterparty. Liquidity risk generally refers to risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral or settlement obligations to counterparties. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●	Futures Contract Risk: Futures contracts involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on futures contracts may substantially exceed the amount invested in these instruments. Transaction costs are incurred in opening and closing futures contract positions.

●	The successful use of futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

●	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;

●	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

●	losses caused by unanticipated market movement, which are potentially unlimited;

●	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;

●	the possibility that a counterparty will default in the performance of its obligations;

●	the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so;

●	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and

●	possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Market Risk. Market risk is the risk that the value of the securities in the Tactical Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Tactical Fund’s investments, economic conditions and general market conditions. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in government economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Tactical Fund) could change drastically and rapidly and, therefore, adversely affect the Tactical Fund.

Investment Style and Management Risk. The Adviser’s method of security selection may not be successful and the Tactical Fund may underperform relative to other mutual funds that employ similar investment strategies. The Tactical Fund’s sector rotation style may not be implemented successfully, negatively affecting the Tactical Fund’s performance. In addition, the Adviser may select investments that fail to appreciate as anticipated.

Sector Risk. Because at times the Tactical Fund may emphasize investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. In addition, this may increase the risk of loss of an investment in the Tactical Fund and increase the volatility of the Tactical Fund’s NAV per share.

Active Management Risk. Due to the active management of the Tactical Fund by the Adviser, the Tactical Fund could underperform its benchmark index and/or other funds with similar investment objectives and strategies.

Debt Securities Risk. The Tactical Fund may invest indirectly in corporate debt securities and U.S. Government obligations. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt security’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

Equity Securities Risk. The prices of equity securities in which the Tactical Fund invests indirectly through ETFs and other investment companies may fluctuate in response to many factors, including, but not limited to, the activities of the individual issuers, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Tactical Fund to potential losses.

●	Large-Cap Company Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Small-Cap and Mid-Cap Company Risk. Investing in small-and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Fund of Funds Structure Risk. Investments in ETFs and other investment companies (e.g. open end and closed end mutual funds) subject the Tactical Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Tactical Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Tactical Fund invests in addition to the Tactical Fund’s direct fees and expenses. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Tactical Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Tactical Fund may own.

●	ETF Risk. Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Investments in ETFs are also subject to the following additional risks:

●	Investment Limitation Risk. Under the 1940 Act, the Tactical Fund generally may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless the Fund is able to rely on exemptions from the 3% limitation, such as Rule 12d1-4 under the 1940 Act. The 3% limitation may prevent the Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal.

●	Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Tactical Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Tactical Fund’s NAV is reduced for undervalued ETFs it holds, and that the Tactical Fund receives less than NAV when selling an ETF).

●	Tracking Risk. Index-based ETFs and mutual funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs and mutual funds may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s or mutual fund’s ability to track its applicable indices or match its performance.

●	Sampling Risk. Index-based ETFs and mutual fund’s may utilize a representative sampling approach to track their respective underlying indices. Index-based ETFs and mutual funds that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF or mutual fund in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF or mutual fund will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an ETF or mutual fund could result in a greater decline in NAV than would be the case if the ETF or mutual fund held all of the securities in the underlying index.

●	Fixed-Income ETF Risk. There are risks associated with the potential investment of the Tactical Fund’s assets in fixed-income ETFs, which may include credit risk, interest rate risk and maturity risk as described below:

●	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed-income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in fixed-income securities that involve a promise by a third party to honor an obligation with respect to the fixed-income security. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

●	Interest Rate Risk. The price of a bond or a fixed-income security is dependent, in part, upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in fixed-income securities, will vary in response to changes in interest rates. There is the possibility that the value of an ETF’s investment in fixed-income securities may fall because fixed-income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed-income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed-income securities with long-term maturities.

In the case of mortgage -backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed-income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the Tactical Fund prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

●	Maturity Risk. Maturity risk is another factor that can affect the value of an ETF’s fixed-income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed-income holdings. In general, fixed-income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed-income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

Inverse ETF Risk. Inverse ETFs (also called “short ETFs” or “bear ETFs”) are subject to additional risk not generally associated with traditional ETFs. To the extent the Tactical Fund invests in inverse ETF, the value of the Tactical Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is opposite from the traditional equity or bond fund. The net asset value and market price of inverse ETFs are normally more volatile than the value of the tracked index or of other ETFs that do not use leverage. Due to the compounding of daily returns, holding periods of greater than one day can result in returns that are significantly different than the target return. During periods of high volatility, the effects of compounding returns may cause an inverse ETF’s investment results for periods longer than a single day to substantially vary from 1X of the inverse of the underlying index’s return. The Adviser attempts to mitigate such deviations by periodically rebalancing positions.

Portfolio Turnover Risk. Frequent and active trading may result in greater expenses to the Tactical Fund, which may lower the Tactical Fund’s performance and may result in the realization of capital gains, including net short-term capital gains, which must generally be distributed to shareholders. Therefore, high portfolio turnover may reduce the Tactical Fund’s returns and increase taxable distributions to shareholders.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Tactical Fund by showing changes in the Tactical Fund’s performance from year to year and by showing how the Tactical Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad based securities market index and a secondary index. How the Tactical Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Tactical Fund will perform in the future. The following bar chart shows the performance of the Tactical Fund’s Institutional Class Shares. The returns for the Tactical Fund’s C Class Shares will be lower than the Institutional Class Shares’ returns shown in the bar chart because the expenses of the Fund’s C Class Shares are higher. Updated performance information, current through the most recent month end, is available by calling 1-855-784-2399 or by visiting www.q3allseasonfunds.com.

Institutional Class Shares – Annual Total Return Year/Period

Ended December 31

Calendar Year Returns*

*	The Tactical Fund’s year-to-date return through December 31, 2024 was 16.11%.

Quarterly Returns During This Time Period

Highest	13.27%	(quarter ended December 31, 2020)
Lowest	(15.95%)	(quarter ended March 31, 2022)

			Since
Average Annual Total Returns			Inception
for Periods Ended	One	Five	(December
December 31, 2024	Year	Year	30, 2019)
Institutional Class
Return Before Taxes	16.11%	5.71%	5.71%
Return After Taxes on Distributions	16.11%	4.49%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares	9.53%	3.96%	3.95%
C Class
Return Before Taxes	14.50%		0.32%
Bloomberg U.S. Aggregate Bond Index*	1.25%	(0.33%)	(0.34)%
Dow Jones Moderate Portfolio Index* (reflects no deduction for fees,expenses or taxes)	8.55%	5.02%	5.04%

*	Prior to June 13, 2024, the Dow Jones Moderate Portfolio Index was used as the Fund’s primary benchmark. In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, effective June 13, 2024, the Bloomberg U.S. Aggregate Bond Index has replaced the Down Jones Moderate Portfolio Index as the Fund’s primary index. A Fund’s secondary and/or tertiary benchmark provides a means to compare the Fund’s average annual returns to a benchmark that the Fund’s investment adviser believes is representative of the Fund’s investment universe. The Dow Jones Moderate Portfolio Index is now the Fund’s secondary index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After- tax returns shown are not relevant to investors who hold their shares through tax- deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). After -tax returns are shown for the Institutional Class shares only and after-tax returns for the C Class shares will vary.

MANAGEMENT OF THE FUND

The Investment Adviser

Q3 Asset Management Corporation is the Systematic Opportunities Fund’s investment adviser.

Portfolio	Investment Experience	Primary Title
Managers	with the Fund	with Adviser
Bruce Greig, CFA, CAIA	Co-Manager of the Tactical Fund since its inception in December 2019	Director of Research
Brad Giaimo	Co-Manager of the Tactical Fund since its inception in December 2019	Principal/CCO
Adam Quiring	Co-Manager of the Tactical Fund since its inception in December 2019	Principal

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum initial investment amounts are as follows:

Institutional Class: $100,000

C Class: $1,000

These amounts may be waived at the Adviser’s discretion.

Minimum Additional Investment

Once an account is open, additional purchases of Tactical Fund shares may be made in any amount.

General Information

You may purchase or redeem (sell) shares of the Tactical Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Tactical Fund should be sent to the Q3 All-Season Tactical Fund, P.O. Box 46707, Cincinnati, Ohio 45246. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-855-784-2399 for assistance.

TAX INFORMATION

The Tactical Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Tactical Fund through a broker -dealer or any other financial intermediary (such as a bank), the Tactical Fund and its related companies may pay the intermediary for the sale of Tactical Fund shares and related services. These payments may create a conflict of interest by influencing the broker -dealer or other intermediary and your salesperson to recommend the Tactical Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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